UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K/A
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): July 14, 2006
Hines Real Estate Investment Trust, Inc.

(Exact Name of Registrant as Specified in Its Charter)
Maryland

(State or Other Jurisdiction of Incorporation)

000-50805	20-0138854

(Commission File Number)	(IRS Employer Identification No.)

2800 Post Oak Boulevard, Suite 5000, Houston, Texas	77056-6118

(Address of Principal Executive Offices)	(Zip Code)
(888) 220-6121

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.
     On July 17, 2006, Hines Real Estate Investment Trust, Inc. (“Hines REIT”) filed a Current Report on Form 8-K with regard to the acquisition on July 14, 2006 by an indirect subsidiary of Hines-Sumisei U.S. Core Office Fund, L.P. (the “Core Fund”) of an office property located at 1201 W. Peachtree Street in Atlanta, Georgia, as described in such Current Report. This Amendment to the Current Report includes financial information relating to the property acquired on July 14, 2006.
Item 9.01. Financial Statements and Exhibits.
     (a) Financial Statements of Real Estate Property Acquired. The following financial statements are submitted at the end of this Current Report on Form 8-K/A and are filed herewith and incorporated herein by reference.
1201 W. Peachtree Street, Atlanta, Georgia — Six Months Ended June 30, 2006 (Unaudited) and
The Years Ended December 31, 2005, 2004 and 2003:
Independent Auditors’ Report
Statements of Revenues and Certain Operating Expenses
Notes to Statements of Revenues and Certain Operating Expenses
     (b) Unaudited Pro Forma Financial Information. The following financial information is submitted at the end of this Current Report on Form 8-K/A and is furnished herewith and incorporated herein by reference.
Hines Real Estate Investment Trust, Inc.
Unaudited Pro Forma Consolidated Statement of Operations —Year Ended December 31, 2005
Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2005
Unaudited Notes to Pro Forma Consolidated Statement of Operations
     (c) Exhibits None.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HINES REAL ESTATE INVESTMENT TRUST, INC.
September 22, 2006	By:	/s/ Frank R. Apollo
Frank R. Apollo
Chief Accounting Officer

INDEPENDENT AUDITORS’ REPORT
To the Partners of
Hines REIT Properties, L.P.
     We have audited the accompanying statements of revenues and certain operating expenses (the “Historical Summaries”) of the property located at 1201 W. Peachtree Street, Atlanta, Georgia (the “Property”) for the years ended December 31, 2005, 2004, and 2003. These Historical Summaries are the responsibility of the Property’s management. Our responsibility is to express an opinion on the Historical Summaries based on our audits.
     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summaries are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summaries. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summaries. We believe that our audits provide a reasonable basis for our opinion.
     The accompanying Historical Summaries were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in Form 8-K/A of Hines Real Estate Investment Trust, Inc.) as described in Note 2 to the Historical Summaries and is not intended to be a complete presentation of the Property’s revenues and expenses.
     In our opinion, the Historical Summaries present fairly, in all material respects, the revenues and certain operating expenses described in Note 2 to the Historical Summaries of the property located at 1201 W. Peachtree Street, Atlanta, Georgia for the years ended December 31, 2005, 2004 and 2003 in conformity with accounting principles generally accepted in the United States of America.
/s/ DELOITTE & TOUCHE LLP
Houston, Texas
June 14, 2006

1201 W. PEACHTREE STREET, ATLANTA, GEORGIA
STATEMENTS OF REVENUES AND CERTAIN OPERATING EXPENSES
For the Six Months Ended June 30, 2006 (Unaudited) and
For the Years Ended December 31, 2005, 2004 and 2003

	Six Months
	Ended	Years Ended December 31,
	June 30, 2006	2005	2004	2003
	(Unaudited)
Revenue:
Rental revenues	$12,231,982	$21,100,114	$22,448,158	$20,041,625
Other income	1,311,094	2,033,910	2,150,507	1,819,144

Total revenues	13,543,076	23,134,024	24,598,665	21,860,769

Certain Operating Expenses:
Real estate taxes	2,074,766	3,049,174	3,104,229	3,243,565
Salaries and wages	503,998	964,834	916,394	947,070
Cleaning services	560,732	1,065,607	1,073,910	961,632
Repairs and maintenance	471,475	1,062,682	1,142,645	972,256
Building management services	721,316	1,510,261	1,599,025	1,329,470
Insurance	186,097	374,700	400,044	407,141
Utilities	1,025,333	1,975,833	1,756,455	1,636,567
Ground rent	778,172	1,556,344	1,556,344	1,556,356

Total certain operating expenses	6,321,889	11,559,435	11,549,046	11,054,057

Revenues in excess of certain operating expenses	$7,221,187	$11,574,589	$13,049,619	$10,806,712

See accompanying notes to statements of revenues and certain operating expenses.

1201 W. PEACHTREE STREET, ATLANTA, GEORGIA
NOTES TO STATEMENTS OF REVENUES AND CERTAIN OPERATING EXPENSES
For the Six Months Ended June 30, 2006 (Unaudited) and
For the Years Ended December 31, 2005, 2004 and 2003
(1) Organization
     1201 W. Peachtree Street, Atlanta, Georgia (the “Property”) is a 50-story, 1,100,808 square foot (unaudited) office building and a nine-story parking garage constructed in 1987. Hines One Atlantic Center LP (the “Company”), an indirect subsidiary of Hines-Sumisei U.S. Core Office Fund L.P. (the “Core Fund”), acquired the Property on July 14, 2006. Hines REIT Properties, L.P., a subsidiary of Hines Real Estate Investment Trust, Inc., owned a 29.25% (unaudited) non-managing general partner interest in the Core Fund as of the date of this acquisition. The seller, Sumitomo Life Realty (N.Y.), Inc. is a limited partner in the Core Fund and is therefore considered a related party of Hines REIT.
(2) Basis of Presentation
     The statements of revenues and certain operating expenses (the “Historical Summaries”) have been prepared for the purpose of complying with the provisions of Article 3.14 of Regulation S-X promulgated by the Securities and Exchange Commission (the “SEC”), which requires certain information with respect to real estate operations to be included with certain filings with the SEC. These Historical Summaries include the historical revenues and certain operating expenses of the Property, exclusive of interest income and interest expense, early lease termination fees, management fees, and depreciation and amortization, which may not be comparable to the corresponding amounts reflected in the future operations of the Property. After reasonable inquiry, we are not aware of any material factors relating to the Property that would cause the reported financial information relating to it not to be necessarily indicative of future operating results.
     The statement of revenues and certain operating expenses and notes thereto for the six months ended June 30, 2006 included in this report are unaudited. In the opinion of the Company’s management, all adjustments necessary for a fair presentation of such statement of revenues and certain operating expenses have been included. Such adjustments consisted of normal recurring items. Interim results are not necessarily indicative of results for a full year.
(3) Principles of Reporting and Use of Estimates
     The preparation of financial statements in conformity with generally accepted accounting principles requires the Property’s management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
(4) Significant Accounting Policies
     (a) Revenue Recognition
     The Property’s operations consist of rental income earned from tenants under leasing arrangements which generally provide for minimum rents, escalations, and charges to tenants for their pro rata share of real estate taxes and operating expenses. All leases have been accounted for as operating leases. Rental income is recognized by amortizing the aggregate lease payments on the straight-line basis over the entire terms of the leases, which amounted to an increase in rental income of approximately $1,374,000 (unaudited) for the six months ended June 30, 2006, and increases in rental income of approximately $4,588,000, $4,529,000, and $170,000 for the years ended December, 31, 2005, 2004 and 2003, respectively.
     (b) Repairs and Maintenance
     Expenditures of repairs and maintenance are expensed as incurred.

1201 W. PEACHTREE STREET, ATLANTA, GEORGIA
NOTES TO STATEMENTS OF REVENUES AND CERTAIN OPERATING EXPENSES
For the Six Months Ended June 30, 2006 (Unaudited) and
For the Years Ended December 31, 2005, 2004 and 2003 — (Continued)
(5) Rental Income
     The aggregate annual minimum future rental income on noncancelable operating leases in effect as of December 31, 2005 is as follows:

Amount
Year ended December 31:
2006	$15,438,312
2007	16,752,733
2008	16,019,434
2009	14,070,477
2010	13,677,968
Thereafter	67,052,849

Total future minimum rentals	$143,011,773

     Total minimum future rental income represents the base rent that tenants are required to pay under the terms of their leases exclusive of charges of for contingent rents, electric service, real estate taxes, and operating cost escalations. Contingent rents were $0, $503, and $1,767 in 2005, 2004, and 2003, respectively.
     Of the total rental income for the year ended December 31, 2005, approximately 84% was earned from tenants in the legal industry, whose leases expire various years through 2019. No other tenant leases space representing more than 10% of the total rental income of the Property for the year ended December 31, 2005.
(6) Ground Rent
     The Property is subject to a ground lease with Metropolitan Atlanta Rapid Transit Authority (MARTA). The lease expires on August 31, 2033. Although the lease provides for increases in payments over the term of the lease, ground rent expense accrues on a straight-line basis. Related adjustments increased ground rent expense by approximately $219,000 (unaudited) for the six months ending June 30, 2006 and $468,000, $509,000, and $550,000 for the years ended December 31, 2005, 2004 and 2003, respectively.
     Future minimum rents to be paid under the ground lease in effect at December 31, 2005 are as follows:

Amount
Year ended December 31, 2006	$1,132,372
2007	1,177,667
2008	1,224,774
2009	1,273,765
2010	1,324,716
Thereafter	49,331,630

Total future minimum lease payments	$55,464,924

* * * * *

HINES REAL ESTATE INVESTMENT TRUST, INC.
UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2005
     Hines Real Estate Investment Trust, Inc. (“Hines REIT’’ and, together with Hines REIT Properties, L.P. (the “Operating Partnership’’), the “Company’’) made the following acquisitions since January 1, 2005:

Property Name	Date of Acquisition	Purchase Price
1900 and 2000 Alameda.	June 28, 2005	$59.8 million
3100 McKinnon Street.	August 24, 2005	$27.9 million
1515 S Street.	November 2, 2005	$66.6 million
Airport Corporate Center	January 31, 2006	$156.8 million
321 North Clark.	April 24, 2006	$247.3 million
     Additionally, during the year ended December 31, 2005 and the six months ended June 30, 2006, the Company made equity investments in Hines-Sumisei U.S. Core Office Fund, L.P. (the “Core Fund”) totaling approximately $99.8 million and $50.6 million, respectively.
     In management’s opinion, all adjustments necessary to reflect the effects of these transactions have been made. The Unaudited Pro Forma Consolidated Statement of Operations is not necessarily indicative of what actual results of operations would have been had the Company made these acquisitions on January 1, 2005, nor does it purport to represent the results of operations for future periods.

HINES REAL ESTATE INVESTMENT TRUST, INC.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2005

	Year Ended
	December 31,	Adjustment for
	2005	Acquisitions			Pro Forma
Revenues:
Rental revenue	$6,004,953	$59,276,550	(a	)	$65,281,503
Other revenue	241,852	1,439,653	(a	)	1,681,505

Total revenues	6,246,805	60,716,203			66,963,008

Expenses:
Property operating expenses	2,350,875	17,874,949	(a	)	20,225,824
Real property taxes	687,534	10,258,181	(a	)	10,945,715
Depreciation and amortization	3,330,983	27,034,402	(a	)	30,365,385
Asset management and acquisition fees.	5,225,241	5,162,008	(b	)	10,387,249
Organizational and offering expenses	1,735,668	—			1,735,668
Reversal of accrued organizational and offering expenses	(8,366,114)	—			(8,366,114)
General and administrative expenses	2,224,555	—			2,224,555
Forgiveness of related party payable	(1,730,000)	—			(1,730,000)

Total expenses	5,458,742	60,329,540			65,788,282

Income before equity in losses, interest expense, interest income and loss allocated to minority interests	788,063	386,663			1,174,726

Equity in losses of Hines-Sumisei U.S. Core Office Fund, L.P.	(831,134)	(1,556,461)	(c	)	(2,387,595)
Interest expense	(2,446,838)	(14,398,387)	(d	)	(16,845,225)
Interest income	98,145	—			98,145
Loss allocated to minority interests	635,170	518,421	(e	)	1,153,591

Net loss	$(1,756,594)	$(15,049,764)			$(16,806,358)

Basic and diluted loss per common share:
Loss per common share	$(0.16)	$(0.60)			$(0.46)

Weighted average number common shares outstanding	11,061,281	25,289,988			36,351,269

See notes to unaudited pro forma consolidated statement of operations and unaudited notes to pro forma consolidated financial statements.

Notes to Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2005
(a)	To record the pro forma effect of the Company’s acquisitions of 1900 and 2000 Alameda, 3100 McKinnon Street (“Citymark”), 1515 S Street, Airport Corporate Center and 321 North Clark assuming that the acquisitions had occurred on January 1, 2005.

(b)	To record the pro forma effect of the Company’s acquisition fees (50% of which is payable in cash and 50% of which is reflected in the participation interest) related to the Company’s acquisitions of the additional investments in the Core Fund and the acquisitions of 1900 and 2000 Alameda, Citymark, 1515 S Street, Airport Corporate Center and 321 North Clark.

(c)	To record the pro forma effect on the Company’s equity in losses assuming that the Company’s additional investments in the Core Fund and the Core Fund’s acquisitions of Three First National Plaza, Golden Eagle Plaza, 720 Olive Way, 333 West Wacker and One Atlantic Center had occurred on January 1, 2005.

(d)	To record the pro forma effect of the Company’s interest expense assuming that the debt related to the Company’s additional investments in the Core Fund and the acquisitions of 1900 and 2000 Alameda, Citymark, 1515 S Street, Airport Corporate Center and 321 North Clark, the assumption of the $91 million mortgage note on Airport Corporate Center with a rate of 4.78% and additional debt financing through the Credit Facility of approximately $135 million at a rate of 6.70% was outstanding the entire year.

(e)	To record the pro forma effect on the Company’s loss allocated to minority interests assuming that the Core Fund’s acquisitions of Three First National Plaza, Golden Eagle Plaza, 720 Olive Way, 333 West Wacker and One Atlantic Center and the Company’s additional investments in the Core Fund and its acquisitions of 1900 and 2000 Alameda, Citymark, 1515 S Street, Airport Corporate Center and 321 North Clark had occurred on January 1, 2005.

HINES REAL ESTATE INVESTMENT TRUST, INC.
UNAUDITED NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
For the Year Ended December 31, 2005
(1) Investment Properties
     On June 28, 2005, Hines REIT acquired 1900 and 2000 Alameda in San Mateo, California for approximately $59.8 million, including transaction costs. This transaction was financed with proceeds from a term loan. The property, which is located in the San Francisco Bay area office market, consists of a four-story building constructed in 1971 which was substantially renovated in 1996 and a two-story building completed in 1983. The buildings have an aggregate of 253,377 square feet of rentable area.
     On August 24, 2005, the Company acquired Citymark, which is located in Dallas, Texas. The aggregate purchase price of Citymark was approximately $27.9 million, including transaction costs. This transaction was financed with proceeds from a term loan. Citymark is an 11- story office building constructed in 1987. The building has an aggregate of 217,746 square feet of rentable area.
     On November 2, 2005, the Company acquired an office complex located at 1515 S Street in Sacramento, California (“1515 S Street”). The aggregate purchase price for 1515 S Street was approximately $66.6 million, exclusive of transaction costs, financing fees and working capital reserves. The Company funded the acquisition with net proceeds of its public offering and borrowings of approximately $66.0 million under the Company’s revolving credit facility. 1515 S Street consists of two five-story buildings and an eight-story parking garage constructed in 1987. The buildings have an aggregate of 348,881 square feet of rentable area.
     On January 31, 2006, the Company acquired Airport Corporate Center, a 45-acre office park located in the Airport West/ Doral airport submarket of Miami, Florida. Airport Corporate Center consists of 11 buildings constructed between 1982 and 1996 that contain an aggregate of 1,018,477 square feet of rentable area and a 5.46-acre land development site. The aggregate purchase price of Airport Corporate Center was approximately $156.8 million, excluding transaction costs and financing fees. In connection with the acquisition, mortgage financing was assumed in the amount of $91.0 million.
     On April 24, 2006, the Company acquired 321 North Clark, a 35-story, 885,664 square foot office building located in Chicago, Illinois (the “Property”). The building has a below-grade parking structure and was constructed in 1987. The seller was 321 North Clark Realty LLC, a joint venture between Hines Interests Limited Partnership (“Hines”) and an institution advised by JP Morgan Chase. The acquisition was consummated on April 24, 2006 by Hines REIT 321 North Clark, a wholly-owned subsidiary of the Company. The aggregate purchase price of 321 North Clark was approximately $247.3 million, excluding transaction costs and financing fees.
     The unaudited pro forma consolidated statement of operations of the Company assumes that all five property acquisitions occurred on January 1, 2005.
(2) Core Fund
     The Core Fund is an investment vehicle organized in August 2003 by Hines to invest in existing office properties in the United States. The third-party investors in the Core Fund other than Hines REIT are, and Hines expects that future third-party investors in the Core Fund will be, primarily U.S. and foreign institutional investors or high net worth individuals. The Core Fund was formed as a Delaware limited partnership.
     As of December 31, 2004, the Core Fund held controlling interests in eight properties located in New York City, Washington, D.C., Houston, Texas and San Francisco, California.

HINES REAL ESTATE INVESTMENT TRUST, INC.
UNAUDITED NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
For the Year Ended December 31, 2005
(continued)
     In March 2005, the Core Fund acquired an indirect interest in its ninth office building. Three First National Plaza, completed in 1981, is located at 70 West Madison Street in the Central Loop of Chicago. The aggregate purchase price for the property was approximately $245.3 million, including transaction costs, financing fees and working capital reserves. In connection with the acquisition, mortgage financing was secured in the aggregate principal amount of approximately $141.0 million. As of July 14, 2006, the Core Fund held an approximate 74.42% interest in Three First National Plaza. Institutional Co-Investors, affiliates of Hines and third-party investors held, indirectly, the remaining 19.80%, 0.52% and 5.26%, respectively.
     On August 10, 2005, the Core Fund purchased Golden Eagle Plaza, an office property located at 525 B Street in the central business district of San Diego, California. Golden Eagle Plaza was built in 1969 and renovated in 1998. It consists of a 22-story office tower and an attached parking structure. The aggregate purchase price of Golden Eagle Plaza was approximately $116.4 million, including transaction costs. In connection with the acquisition, mortgage financing was secured in the amount of $52.0 million and a bridge loan was secured in the amount of $68.0 million. As of July 14, 2006, the Core Fund held an approximate 93.03% interest in Golden Eagle Plaza. Affiliates of Hines and third-party investors held, indirectly, the remaining 0.40% and 6.57%, respectively.
     On January 31, 2006, the Core Fund purchased 720 Olive Way, an office property located in the retail core submarket of the central business district of Seattle, Washington. The property consists of a 20-story office building and a parking structure that were constructed in 1981 and substantially renovated in 1997. The aggregate purchase price of 720 Olive Way was approximately $84.7 million, including transaction costs, financing fees and working capital reserves. In connection with the acquisition, mortgage financing was secured in the amount of $42.4 million. As of July 14, 2006, the Core Fund held an approximate 74.24% interest in 720 Olive Way. Institutional Co-Investors, affiliates of Hines and third-party investors held, indirectly, the remaining 20.00%, 0.51% and 5.25%, respectively.
     On April 3, 2006, the Core Fund purchased 333 West Wacker, an office property located in the central business district of Chicago, Illinois. The property consists of a 36-story office building and a parking structure that were constructed in 1983. The aggregate purchase price of 333 West Wacker was approximately $222.5 million, excluding transaction costs, financing fees and working capital reserves. In connection with the acquisition, mortgage financing was secured in the amount of $124.0 million. As of July 14, 2006, the Core Fund held an approximate a 74.24% interest in 333 West Wacker. Institutional Co-Investors, affiliates of Hines and third-party investors held, indirectly, the remaining 20.00%, 0.51% and 5.25%, respectively.
     On July 14, 2006, the Core Fund acquired One Atlantic Center, a 50-story, 1,100,808 square foot office building located in the midtown submarket of the central business district of Atlanta, Georgia. The building was constructed in 1987. The seller is Sumitomo Life Realty (N.Y.), Inc., a limited partner in the Core Fund. The aggregate purchase price of One Atlantic Center was approximately $305.0 million, excluding transaction costs and financing fees. As of July 14, 2006, the Core Fund held an approximate 93.03% interest in One Atlantic Center. Institutional Co-Investors, affiliates of Hines and third-party investors held, indirectly, the remaining 0.40% and 6.57%, respectively.
     The unaudited pro forma consolidated condensed statements of operations of the Core Fund summarized below assumes that the five 2005 and 2006 acquisitions occurred on January 1, 2005.
     During the year ended December 31, 2005 and the six months ended June 30, 2006, the Company acquired additional interests in the Core Fund totaling approximately $99.8 million and $50.6 million, respectively. The unaudited pro forma consolidated statement of operations of the Company assumes that the investments of $99.8 million and $50.6 million occurred on January 1, 2005. Additionally, the unaudited pro forma consolidated financial statements of the Company have been prepared assuming the Company’s investment in the Core Fund is accounted for utilizing the equity method as the Company has the ability to exercise significant influence over, but does not exercise financial and operating control over, the Core Fund.

HINES REAL ESTATE INVESTMENT TRUST, INC.
UNAUDITED NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
For the Year Ended December 31, 2005
(continued)
UNAUDITED PRO FORMA CONSOLIDATED
CONDENSED STATEMENT OF OPERATIONS OF THE CORE FUND
For the Year Ended December 31, 2005

Year Ended
December 31,
2005
Revenues and interest income	$284,759,403
Expenses:
Operating	127,530,252
Interest	68,224,149
Depreciation and amortization	95,240,416

Total expenses	290,994,817
Minority interest	(4,614,952)

Net loss	$(10,850,366)

* * * * *